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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 27, 2006

                          EASYLINK SERVICES CORPORATION
               (Exact Name of Registrant as Specified in Charter)

          Delaware                     000-26371                13-3787073
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)

  33 Knightsbridge Road, Piscataway, New Jersey                    08854
    (Address of Principal Executive Offices)                     (Zip Code)

        Registrant's telephone number, including area code: 732-652-3500

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [  ]  Written communications pursuant to Rule 425 under the Securities
               Act (17 CFR 230.425)

         [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
               Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On July 27, 2006, EasyLink Services Corporation and its wholly-owned domestic subsidiary EasyLink Services USA, Inc. (collectively, "EasyLink") entered into a credit facility (the "Credit Facility") and related documents with CAPCO Financial Company, a division of Greater Bay Bank N.A. ("CAPCO").

Under the Credit Facility, EasyLink may receive credit advances of up to $6,000,000, subject to a maximum of 80% to 85% of the value of certain accounts receivable. The advances will bear interest at a per annum rate equal to Greater Bay Bank N.A.'s prime rate plus 2.0%.

The Credit Facility has an initial term of 24 months unless terminated by EasyLink upon 30 days' prior written notice. CAPCO may terminate the Credit Facility after 12 months upon 90 days' prior written notice if EasyLink should fail to meet CAPCO's then existing underwriting criteria. There are no financial covenants under the Credit Facility, but it does contain customary events of default, including payment defaults, covenant defaults, breaches of representations and warranties, bankruptcy proceedings and changes of control of EasyLink. Upon an event of default, the Credit Facility provides that, among other things, the outstanding obligations under the Credit Facility may be declared immediately due and payable and interest on outstanding advances will increase to 5.0% over the interest rate otherwise in effect. All obligations under the Credit Facility are secured by all of the assets of EasyLink (excluding capital stock of EasyLink or EasyLink's subsidiaries).

On July 27, 2006, EasyLink drew down an advance of $5.9 million under the Credit Facility and used the funds to pay off its existing loan balance with Wells Fargo, along with other fees and expenses. EasyLink's loan facility with Wells Fargo was terminated upon this payoff.

A copy of the Credit Facility is included herein as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Credit Facility is qualified in its entirety by reference to the full text of the Credit Facility.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information provided under Item 1.01 of this report is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

10.1 Contract of Sale and Security Agreement dated for purposes of reference July 20, 2006 between EasyLink Services Corporation, EasyLink Services USA, Inc. and CAPCO Financial Company, a division of Greater Bay Bank N.A.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           EASYLINK SERVICES CORPORATION
                                                   (Registrant)


Date: August 2, 2006                       By:/Thomas F. Murawski
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                                                Name: Thomas F. Murawski
                                                Title: Chairman, President and
                                                       Chief Executive Officer
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                                  EXHIBIT INDEX

Exhibit No.       Description

     10.1 Contract of Sale and Security Agreement dated for purposes of reference July 20, 2006 between EasyLink Services Corporation, EasyLink Services USA, Inc. and CAPCO Financial Company, a division of Greater Bay Bank N.A.